Exhibit 99.2
Consolidated Report to the Financial Community
Fourth Quarter 2018

(Released February 19, 2019)
HIGHLIGHTS
GAAP earnings for the fourth quarter of 2018 were $0.25 per basic share, compared with fourth quarter 2017 losses of $(5.62) per basic share. GAAP results for the fourth quarter of 2018 and 2017 include the impact of special items listed below. Operating (non-GAAP) earnings*, which excludes special items, were $0.50 per share for the fourth quarter of 2018, compared with fourth quarter 2017 Operating (non-GAAP) earnings of $0.58 per share.

				FirstEnergy
EPS Variance Analysis	Regulated	Regulated	Corporate /	Corp.
(in millions, except per share amounts)	Distribution	Transmission	Other**	Consolidated
4Q 2017 Net Income (Loss) attributable to Common Stockholders (GAAP)	$160	$72	$(2,731)	$(2,499)

4Q 2017 Basic Earnings (Loss) Per Share (avg. shares outstanding 445M)	$0.35	$0.16	$(6.13)	$(5.62)
Special Items - 2017***
Impact of full dilution to 538M shares	(0.05)	(0.02)	1.04	0.97
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.11	—	—	0.11
Regulatory charges	0.01	0.03	—	0.04
Debt redemption costs	—	—	—	—
Tax reform	0.06	0.01	0.18	0.25
Exit of competitive generation	—	—	4.83	4.83
Total Special Items - 4Q 2017	0.13	0.02	6.05	6.20
4Q 2017 Operating Earnings (Loss) Per Share - Non-GAAP* (538M fully diluted shares)	$0.48	$0.18	$(0.08)	$0.58
Distribution Deliveries	0.01	—	—	0.01
Transmission Margin	—	0.02	—	0.02
Regulated Commodity Margin	0.01	—	—	0.01
Net Operating and Miscellaneous Expenses	(0.01)	(0.02)	0.02	(0.01)
Depreciation	(0.02)	—	—	(0.02)
Net Financing Costs	0.01	—	—	0.01
Effective Tax Rate	—	—	(0.10)	(0.10)
4Q 2018 Operating Earnings (Loss) Per Share - Non-GAAP* (538M fully diluted shares)	$0.48	$0.18	$(0.16)	$0.50
Special Items - 2018***
Impact of full dilution to 538M shares	0.01	0.01	(0.02)	—
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	(0.15)	—	(0.04)	(0.19)
Regulatory charges	(0.01)	—	—	(0.01)
Debt redemption costs	(0.01)	—	—	(0.01)
Tax reform	(0.02)	—	—	(0.02)
Exit of competitive generation	(0.06)	—	0.04	(0.02)
Total Special Items - 4Q 2018	(0.24)	0.01	(0.02)	(0.25)
4Q 2018 Basic Earnings (Loss) Per Share (avg. shares outstanding 512M)	$0.24	$0.19	$(0.18)	$0.25

4Q 2018 Net Income (Loss) attributable to Common Stockholders (GAAP)	$127	$95	$(94)	$128

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018 (538M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% and 35% to 42% in the fourth quarter of 2018 and 2017, respectively.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    1

For the year ended December 31, 2018, GAAP earnings were $1.99 per basic share compared with GAAP losses of $(3.88) per basic share for the same period of 2017. GAAP results for the years ended 2018 and 2017 include the impact of the special items listed below. Operating (non-GAAP) earnings*, excluding special items, were $2.59 per share for the year ended December 31, 2018, compared to $2.17 per share for the same period of 2017.

				FirstEnergy
EPS Variance Analysis	Regulated	Regulated	Corporate /	Corp.
(in millions, except per share amounts)	Distribution	Transmission	Other**	Consolidated
2017 Net Income (Loss) attributable to Common Stockholders (GAAP)	$916	$336	$(2,976)	$(1,724)

2017 Basic Earnings (Loss) Per Share (avg. shares outstanding 444M)	$2.06	$0.76	$(6.70)	$(3.88)
Special Items - 2017***
Impact of full dilution to 538M shares	(0.36)	(0.13)	1.17	0.68
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.11	—	—	0.11
Regulatory charges	0.04	0.04	—	0.08
Debt redemption costs	—	—	0.01	0.01
Tax reform	0.06	0.01	0.18	0.25
Exit of competitive generation	—	—	4.92	4.92
Total Special Items - 2017	(0.15)	(0.08)	6.28	6.05
2017 Operating Earnings (Loss) Per Share - Non-GAAP* (538M fully diluted shares)	$1.91	$0.68	$(0.42)	$2.17
Distribution Deliveries	0.29	—	—	0.29
Ohio DCR	0.03	—	—	0.03
Pennsylvania Rate Case	0.03	—	—	0.03
Commodity Margin	0.03	—	0.05	0.08
Transmission Margin	—	0.08	—	0.08
Net Operating and Miscellaneous Expenses	0.18	(0.02)	0.01	0.17
Depreciation	(0.06)	—	—	(0.06)
General Taxes	(0.04)	—	—	(0.04)
Net Financing Costs	0.04	—	(0.04)	—
Effective Tax Rate	—	—	(0.16)	(0.16)
2018 Operating Earnings (Loss) Per Share - Non-GAAP* (538M fully diluted shares)	$2.41	$0.74	$(0.56)	$2.59
Special Items - 2018***
Impact of full dilution to 538M shares	0.22	0.07	(0.81)	(0.52)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	(0.15)	—	(0.04)	(0.19)
Regulatory charges	0.20	—	—	0.20
Debt redemption costs	(0.01)	—	(0.21)	(0.22)
Tax reform	(0.04)	—	—	(0.04)
Exit of competitive generation	(0.10)	—	0.27	0.17
Total Special Items - 2018	0.12	0.07	(0.79)	(0.60)
2018 Basic Earnings (Loss) Per Share (avg. shares outstanding 492M)	$2.53	$0.81	$(1.35)	$1.99

2018 Net Income (Loss) attributable to Common Stockholders (GAAP)	$1,242	$397	$(658)	$981

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018 (538M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% and 35% to 42% in the years 2018 and 2017, respectively.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    2

*Operating earnings (loss) excludes “special items” as described below, and is a non-GAAP financial measure. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items also reflect the adjustment to include the full impact of share dilution from the $2.5 billion equity issuance in January 2018. Special items are not necessarily non-recurring. Management uses Operating earnings (loss) and Operating earnings (loss) per share to evaluate the company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Operating earnings (loss) per share by segment to further evaluate the company's performance by segment and references this non-GAAP financial measure in its decision making. Operating earnings (loss) per share and operating earnings (loss) per share for each segment is calculated by dividing Operating earnings (loss), which excludes specials items as discussed herein, for the periods presented in 2018 by 538 million shares and 540 million shares in 2019, which reflects the full impact of share dilution from the equity issuance in January 2018. As of the first quarter 2018, Regulated operating (non-GAAP) earnings (loss), Regulated operating earnings (loss) per share, and Regulated operating earnings (loss) per share by segment, which were non-GAAP financial measures used in the guidance provided in February 2018, are now referred to as Operating earnings (loss), Operating earnings (loss) per share, and Operating earnings (loss) per share by segment, respectively. Management believes that the non-GAAP financial measures of Operating earnings (loss) and Operating earnings (loss) per share and Operating earnings (loss) per share by segment provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the company’s peer group. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FirstEnergy Corp. (FE) has provided, where possible without unreasonable effort, quantitative reconciliations within this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The 2018 and 2017 GAAP to non-GAAP earnings per share reconciliations can be found on pages 28-30 of this report and all GAAP to non-GAAP earnings (loss) reconciliations are available on the company’s Investor Information website at www.firstenergycorp.com/ir.
**As a result of the bankruptcy filings, FirstEnergy Solutions Corp. (FES), its subsidiaries, and FirstEnergy Nuclear Operating Company (FENOC) were deconsolidated from FE's consolidated financial statements as of March 31, 2018. Additionally, the operating results of FES and FENOC, as well as Bay Shore Power Company (BSPC) and the majority of Allegheny Energy Supply Company, LLC (AE Supply) that are subject to completed or pending asset sales and transfers, collectively representing substantially all of FirstEnergy’s operations that previously comprised the Competitive Energy Services (CES) reportable operating segment, are presented as discontinued operations in Corporate/Other. During the third quarter of 2018, the Pleasants Power Station was also reclassified to discontinued operations. The remaining business activities that previously comprised the CES reportable operating segment were not material, and as such, have been combined into Corporate/Other for reporting purposes. The external segment reporting is consistent with the internal financial reports used by FE's Chief Executive Officer (its chief operating decision maker) to regularly assess performance of the business and allocate resources. Disclosures for FE's reportable operating segments for 2017, including the presentation of non-GAAP financial measures, have been revised to conform to the current presentation.
***See pages 20-31 for additional details regarding special items.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    3

2019 Earnings Guidance
FE expects 2019 net income of $1,320 million - $1,485 million and affirms its 2019 earnings guidance range of $2.45 - $2.75 per share, based on an average of 540 million fully diluted shares. Please see the table below for guidance ranges by segment.
FE expects First Quarter 2019 net income of $325 million - $375 million and earnings of $0.60 - $0.70 per share for the first quarter of 2019, based on an average of 538 million fully diluted shares.

	Estimate for Year 2019				Q1 of 2019
(In millions, except per share amounts)	Regulated Distribution	Regulated Transmission	Corporate / Other	FirstEnergy Corp. Consolidated	FirstEnergy Corp. Consolidated

2019F Net Income (Loss)	$1,165 - $1,275	$435 - $480	$(280) - $(270)	$1,320 - $1,485	$325 - $375

2019F Earnings (Loss) Per Share (Based on fully diluted shares)	$2.16 - $2.36	$0.81 - $0.89	($0.52) - ($0.50)	$2.45 - $2.75	$0.60 - $0.70

Note: FE management cannot estimate on a forward-looking basis the impact of special items in the context of Operating earnings (loss) per share projections because these items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile Operating earnings (loss) per share projections to a GAAP measure without unreasonable effort.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    4

4Q 2018 Results vs 4Q 2017 - By Segment
Regulated Distribution

Regulated Distribution - GAAP earnings for the fourth quarter of 2018 were $127 million, or $0.24 per basic share, compared with fourth quarter 2017 GAAP earnings of $160 million, or $0.35 per basic share. Excluding special items, Operating (non-GAAP) earnings for the fourth quarter of 2018 and 2017 were $0.48 per share.

	EPS Variance Analysis
	(In millions, except per share amounts)
	4Q 2017 Net Income attributable to Common Stockholders (GAAP)	$160

	4Q 2017 Basic Earnings Per Share (avg. shares outstanding 445M)	$0.35
	Special Items - 2017*	0.13
	4Q 2017 Operating Earnings Per Share - Non-GAAP (538M fully diluted shares)	$0.48
	Distribution Deliveries	0.01
For the year ended December 31, 2018, GAAP earnings were $1,242 million, or $2.53 per basic share compared with $916 million, or $2.06 per basic share, for the same period of 2017. Excluding special items, Operating (non-GAAP) earnings were $2.41 per share for the year ended December 31, 2018, compared to $1.91 per share for the same period of 2017.	Regulated Commodity Margin	0.01
	Net Operating and Miscellaneous Expenses	(0.01)
	Depreciation	(0.02)
	Net Financing Costs	0.01
	4Q 2018 Operating Earnings Per Share - Non-GAAP (538M fully diluted shares)	$0.48
	Special Items - 2018*	(0.24)
	4Q 2018 Basic Earnings Per Share (avg. shares outstanding 512M)	$0.24

	4Q 2018 Net Income attributable to Common Stockholders (GAAP)	$127
	*See pages 20-31 for additional details on Special Items.

4Q 2018 vs 4Q 2017 Earnings Drivers

•
Distribution Deliveries - Total distribution deliveries increased earnings $0.01 per share primarily due to higher weather-related and industrial usage. Total deliveries increased 418,000 megawatt-hours (MWH), or 1.2%. Sales to residential customers increased 60,000 MWH, or 0.5%, and sales to commercial customers increased 173,000 MWH, or 1.7%. Heating-degree-days were 7% above the same period last year and 7% above normal. Sales to industrial customers increased 185,000 MWH, or 1.4%, primarily due to higher usage in the shale gas, steel, and chemical sectors.

•	Regulated Commodity Margin - Higher commodity margin at Monongahela Power Company (MP) increased earnings $0.01 per share, primarily due to higher industrial usage in West Virginia.

•
Net Operating and Miscellaneous Expenses - Higher expenses decreased earnings $0.01 per share, primarily due to higher vegetation management costs in Pennsylvania and higher employee-related costs, partially offset by lower pension and other postemployment benefit (OPEB) costs.

•	Depreciation - Higher depreciation expense decreased earnings $0.02 per share, primarily due to a higher asset base.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    5

•	Net Financing Costs - Lower net financing costs increased earnings $0.01 per share, primarily reflecting lower interest expense as a result of various debt maturities and refinancings at lower rates.

•
Special Items - In the fourth quarter of 2018 and 2017, Regulated Distribution special items totaled $0.24 per share and $0.13 per share, respectively, as summarized in the following table. Descriptions of special items can be found on page 31.

Regulated Distribution Special Items - 4Q 2018	EPS
Impact of full dilution to 538M shares	$(0.01)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.15
Regulatory charges	0.01
Debt redemption costs	0.01
Tax reform	0.02
Exit of competitive generation	0.06
$0.24

Regulated Distribution Special Items - 4Q 2017	EPS
Impact of full dilution to 538M shares	$(0.05)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.11
Regulatory charges	0.01
Tax reform	0.06
$0.13

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Consolidated Report to the Financial Community - 4th Quarter 2018                    6

Regulated Transmission

Regulated Transmission - GAAP earnings for the fourth quarter of 2018 were $95 million, or $0.19 per basic share, compared with fourth quarter 2017 GAAP earnings of $72 million, or $0.16 per basic share. Excluding special items, Operating (non-GAAP) earnings for the fourth quarter of 2018 and 2017 were $0.18 per share.

	EPS Variance Analysis
	(In millions, except per share amounts)
	4Q 2017 Net Income attributable to Common Stockholders (GAAP)	$72

	4Q 2017 Basic Earnings Per Share (avg. shares outstanding 445M)	$0.16
	Special Items - 2017*	0.02
	4Q 2017 Operating Earnings Per Share - Non-GAAP (538M fully diluted shares)	$0.18
	Transmission Margin	0.02
	Net Operating and Miscellaneous Expenses	(0.02)
For the year ended December 31, 2018, GAAP earnings were $397 million, or $0.81 per basic share compared with $336 million, or $0.76 per basic share, for the same period of 2017. Excluding special items, Operating (non-GAAP) earnings were $0.74 per share for the year ended December 31, 2018, compared to $0.68 per share for the same period of 2017.	4Q 2018 Operating Earnings Per Share - Non-GAAP (538M fully diluted shares)	$0.18
	Special Items - 2018*	0.01
	4Q 2018 Basic Earnings Per Share (avg. shares outstanding 512M)	$0.19

	4Q 2018 Net Income attributable to Common Stockholders (GAAP)	$95
	*See pages 20-31 for additional details on Special Items.

4Q 2018 vs 4Q 2017 Earnings Drivers

•
Transmission Margin - Higher transmission margin increased earnings $0.02 per share, primarily due to higher rate base at Mid-Atlantic Interstate Transmission, LLC (MAIT) and American Transmission Systems, Incorporated (ATSI).

•	Net Operating and Miscellaneous Expenses - Higher operating expenses at the stated rate transmission companies decreased earnings $0.02 per share.

•
Special Items - In the fourth quarter of 2018 and 2017, Regulated Transmission special items were $(0.01) per share and $0.02 per share, respectively, as summarized in the following table. Descriptions of special items can be found on page 31.

Regulated Transmission Special Items - 4Q 2018	EPS
Impact of full dilution to 538M shares	$(0.01)
$(0.01)

Regulated Transmission Special Items - 4Q 2017	EPS
Impact of full dilution to 538M shares	$(0.02)
Regulatory charges	0.03
Tax reform	0.01
$0.02

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Consolidated Report to the Financial Community - 4th Quarter 2018                    7

Corporate / Other

Corporate / Other - GAAP losses for the fourth quarter of 2018 were $(94) million, or $(0.18) per basic share, compared with fourth quarter 2017 GAAP losses of $(2,731) million, or $(6.13) per basic share. Operating (non-GAAP) losses, excluding special items, were ($0.16) per share for the fourth quarter of 2018 compared with ($0.08) per share for the fourth quarter of 2017.

	EPS Variance Analysis
	(In millions, except per share amounts)
	4Q 2017 Net Loss attributable to Common Stockholders (GAAP)	$(2,731)

	4Q 2017 Basic Loss Per Share (avg. shares outstanding 445M)	$(6.13)
	Special Items - 2017*	6.05
	4Q 2017 Operating Loss Per Share - Non-GAAP (538M fully diluted shares)	$(0.08)
	Net Operating and Miscellaneous Expenses	0.02
	Effective Tax Rate	(0.10)
	4Q 2018 Operating Loss Per Share - Non-GAAP (538M fully diluted shares)	$(0.16)
For the year ended December 31, 2018, GAAP losses were $(658) million, or $(1.35) per basic share, compared with $(2,976) million, or $(6.70) per basic share, for the same period of 2017. Excluding special items, Operating (non-GAAP) losses were $(0.56) per share for the year ended December 31, 2018, compared to $(0.42) per share for the same period of 2017.	Special Items - 2018*	(0.02)
	4Q 2018 Basic Loss Per Share (avg. shares outstanding 512M)	$(0.18)

	4Q 2018 Net Loss attributable to Common Stockholders (GAAP)	$(94)
	*See pages 20-31 for additional details on Special Items.

4Q 2018 vs 4Q 2017 Earnings Drivers
As discussed above, the operating results of FES and FENOC, as well as BSPC and the majority of AE Supply that are subject to completed or pending asset sales and transfers, are reported in discontinued operations and excluded from operating earnings as a special item.

•	Net Operating and Miscellaneous Expenses - Lower expenses increased results $0.02 per share.

•	Effective Tax Rate - The impact of higher income taxes and estimated non-deductible portion of interest expense due to the Tax Cuts & Jobs Act, decreased results $0.10 per share.

•
Special Items - In the fourth quarter of 2018 and 2017, Corporate / Other special items totaled $0.02 per share and $6.05 per share, respectively, as summarized in the following table. Descriptions of special items can be found on page 31.

Corporate / Other Special Items - 4Q 2018	EPS
Impact of full dilution to 538M shares	$0.02
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.04
Exit of competitive generation	(0.04)
$0.02

Corporate / Other Special Items - 4Q 2017	EPS
Impact of full dilution to 538M shares	$1.04
Tax reform	0.18
Exit of competitive generation	4.83
$6.05

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Consolidated Report to the Financial Community - 4th Quarter 2018                    8

For additional information, please contact:

Irene M. Prezelj	Gina E. Caskey	Jake M. Mackin
Vice President, Investor Relations	Senior Advisor, Investor Relations	Consultant, Investor Relations
(330) 384-3859	(330) 761-4185	(330) 384-4829

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Consolidated Report to the Financial Community - 4th Quarter 2018                    9

FirstEnergy Corp. Consolidated Statements of Income (Loss) (GAAP)
(In millions, except per share amounts)

		Three Months Ended December 31,			Year Ended December 31,
		2018	2017	Change	2018	2017	Change
	Revenues
(1)	Distribution services and retail generation	$2,130	$2,127	$3	$8,937	$8,685	$252
(2)	Transmission	339	339	—	1,335	1,307	28
(3)	Other	241	215	26	989	936	53
(4)	Total Revenues	2,710	2,681	29	11,261	10,928	333

	Operating Expenses
(5)	Fuel	134	101	33	538	497	41
(6)	Purchased power	716	711	5	3,109	2,926	183
(7)	Other operating expenses	770	803	(33)	3,133	2,761	372
(8)	Provision for depreciation	293	262	31	1,136	1,027	109
(9)	Amortization (deferral) of regulatory assets, net	38	34	4	(150)	308	(458)
(10)	General taxes	247	237	10	993	940	53
(11)	Impairment of assets	—	28	(28)	—	41	(41)
(12)	Total Operating Expenses	2,198	2,176	22	8,759	8,500	259
(13)	Operating Income	512	505	7	2,502	2,428	74

	Other Income (Expense)
(14)	Miscellaneous income, net	41	9	32	205	53	152
(15)	Pension and OPEB mark-to-market adjustment	(144)	(102)	(42)	(144)	(102)	(42)
(16)	Interest expense	(258)	(254)	(4)	(1,116)	(1,005)	(111)
(17)	Capitalized financing costs	18	13	5	65	52	13
(18)	Total Other Expense	(343)	(334)	(9)	(990)	(1,002)	12

(19)	Income Before Income Taxes	169	171	(2)	1,512	1,426	86
(20)	Income taxes	(13)	1,232	(1,245)	490	1,715	(1,225)
(21)	Income From Continuing Operations	182	(1,061)	1,243	1,022	(289)	1,311
(22)	Discontinued operations (net of income taxes)	(44)	(1,438)	1,394	326	(1,435)	1,761
(23)	Net Income (Loss)	$138	$(2,499)	$2,637	$1,348	$(1,724)	$3,072

(24)	Income Allocated to Preferred Stockholders	10	—	10	367	—	367

(25)	Net Income (Loss) Attributable to Common Stockholders	$128	$(2,499)	$2,627	$981	$(1,724)	$2,705

	Earnings (Loss) Per Share of Common Stock:
(26)	Basic - Continuing Operations	$0.34	$(2.39)	$2.73	$1.33	$(0.65)	$1.98
(27)	Basic - Discontinued Operations	(0.09)	(3.23)	3.14	0.66	(3.23)	3.89
(28)	Basic - Net Income (Loss) Attributable to Common Stockholders	$0.25	$(5.62)	$5.87	$1.99	$(3.88)	$5.87

(29)	Diluted - Continuing Operations	$0.34	$(2.39)	$2.73	$1.33	$(0.65)	$1.98
(30)	Diluted - Discontinued Operations	(0.09)	(3.23)	3.14	0.66	(3.23)	3.89
(31)	Diluted - Net Income (Loss) Attributable to Common Stockholders	$0.25	$(5.62)	$5.87	$1.99	$(3.88)	$5.87

	Weighted Average Number of Common
	Shares Outstanding:
(32)	Basic	512	445	67	492	444	48
(33)	Diluted	514	445	69	494	444	50

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Consolidated Report to the Financial Community - 4th Quarter 2018                    10

FirstEnergy Corp.
Statements of Income (Loss) - By Segment (GAAP)
(In millions)

		Three Months Ended December 31, 2018

		Regulated	Regulated	Corporate /	FirstEnergy
		Distribution (a)	Transmission (b)	Other (c)	Consolidated
	Revenues
(1)	Electric sales	$2,354	$339	$(29)	$2,664
(2)	Other	55	4	(13)	46
(3)	Total Revenues	2,409	343	(42)	2,710

	Operating Expenses
(4)	Fuel	134	—	—	134
(5)	Purchased power	712	—	4	716
(6)	Other operating expenses	757	71	(58)	770
(7)	Provision for depreciation	214	65	14	293
(8)	Amortization of regulatory assets, net	31	7	—	38
(9)	General taxes	184	48	15	247
(10)	Impairment of assets	—	—	—	—
(11)	Total Operating Expenses	2,032	191	(25)	2,198
(12)	Operating Income (Loss)	377	152	(17)	512

	Other Income (Expense)
(13)	Miscellaneous income (expense), net	46	3	(8)	41
(14)	Pension and OPEB mark-to-market adjustment	(109)	(8)	(27)	(144)
(15)	Interest expense	(130)	(43)	(85)	(258)
(16)	Capitalized financing costs	8	9	1	18
(17)	Total Other Expense	(185)	(39)	(119)	(343)

(18)	Income (Loss) Before Income Taxes (Benefits)	192	113	(136)	169
(19)	Income taxes (benefits)	65	18	(96)	(13)
(20)	Income (Loss) From Continuing Operations	127	95	(40)	182
(21)	Discontinued operations (net of income taxes)	—	—	(44)	(44)
(22)	Net Income (Loss)	$127	$95	$(84)	$138

(23)	Income Allocated to Preferred Stockholders	—	—	10	10

(24)	Net Income (Loss) Attributable to Common Stockholders	$127	$95	$(94)	$128

(a)
Revenues are primarily derived from the delivery of electricity within FE's service areas, cost recovery of regulatory assets and the sale of electric generation service to retail customers who have not selected an alternative supplier (POLR or default service). Its results reflect the costs of securing and delivering electric generation from transmission facilities to customers, including the deferral and amortization of certain related costs.

(b)
Revenues are primarily derived from rates that recover costs and provide a return on transmission capital investment. Except for the recovery of the PATH abandoned project regulatory asset, these revenues are primarily for transmission services provided pursuant to the PJM Tariff to Load Serving Entities (LSEs). The segment's results also reflect the net transmission expenses related to the delivery of electricity on FE's transmission facilities.

(c)
Contains corporate support not charged to FE's subsidiaries, interest expense on FE's holding company debt, other businesses that do not constitute an operating segment, reconciling adjustments for the elimination of inter-segment transactions, and discontinued operations.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    11

FirstEnergy Corp.
Statements of Income (Loss) - By Segment (GAAP)
(In millions)

		Three Months Ended December 31, 2017

		Regulated	Regulated	Corporate /	FirstEnergy
		Distribution (a)	Transmission (b)	Other (c)	Consolidated
	Revenues
(1)	Electric sales	$2,328	$339	$(17)	$2,650
(2)	Other	52	4	(25)	31
(3)	Total Revenues	2,380	343	(42)	2,681

	Operating Expenses
(4)	Fuel	105	—	(4)	101
(5)	Purchased power	712	—	(1)	711
(6)	Other operating expenses	657	53	93	803
(7)	Provision for depreciation	184	60	18	262
(8)	Amortization of regulatory assets, net	29	5	—	34
(9)	General taxes	181	43	13	237
(10)	Impairment of assets	—	28	—	28
(11)	Total Operating Expenses	1,868	189	119	2,176
(12)	Operating Income (Loss)	512	154	(161)	505

	Other Income (Expense)
(13)	Miscellaneous income (expense), net	12	—	(3)	9
(14)	Pension and OPEB mark-to-market adjustment	(102)	—	—	(102)
(15)	Interest expense	(130)	(40)	(84)	(254)
(16)	Capitalized financing costs	6	9	(2)	13
(17)	Total Other Expense	(214)	(31)	(89)	(334)

(18)	Income (Loss) Before Income Taxes (Benefits)	298	123	(250)	171
(19)	Income taxes (benefits)	138	51	1,043	1,232
(20)	Income (Loss) From Continuing Operations	160	72	(1,293)	(1,061)
(21)	Discontinued operations (net of income taxes)	—	—	(1,438)	(1,438)
(22)	Net Income (Loss)	$160	$72	$(2,731)	$(2,499)

(23)	Income Allocated to Preferred Stockholders	—	—	—	—

(24)	Net Income (Loss) Attributable to Common Stockholders	$160	$72	$(2,731)	$(2,499)

(a)
Revenues are primarily derived from the delivery of electricity within FE's service areas, cost recovery of regulatory assets and the sale of electric generation service to retail customers who have not selected an alternative supplier (POLR or default service). Its results reflect the costs of securing and delivering electric generation from transmission facilities to customers, including the deferral and amortization of certain related costs.

(b)
Revenues are primarily derived from rates that recover costs and provide a return on transmission capital investment. Except for the recovery of the PATH abandoned project regulatory asset, these revenues are primarily for transmission services provided pursuant to the PJM Tariff to Load Serving Entities (LSEs). The segment's results also reflect the net transmission expenses related to the delivery of electricity on FE's transmission facilities.

(c)
Contains corporate support not charged to FE's subsidiaries, interest expense on FE's holding company debt, other businesses that do not constitute an operating segment, reconciling adjustments for the elimination of inter-segment transactions, and discontinued operations.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    12

FirstEnergy Corp.
Statements of Income (Loss) - By Segment (GAAP)
(In millions)

		Changes Between the Three Months Ended December 31, 2018 and the Three Months Ended December 31, 2017

		Regulated	Regulated	Corporate /	FirstEnergy
		Distribution (a)	Transmission (b)	Other (c)	Consolidated
	Revenues
(1)	Electric sales	$26	$—	$(12)	$14
(2)	Other	3	—	12	15
(3)	Total Revenues	29	—	—	29

	Operating Expenses
(4)	Fuel	29	—	4	33
(5)	Purchased power	—	—	5	5
(6)	Other operating expenses	100	18	(151)	(33)
(7)	Provision for depreciation	30	5	(4)	31
(8)	Amortization of regulatory assets, net	2	2	—	4
(9)	General taxes	3	5	2	10
(10)	Impairment of assets	—	(28)	—	(28)
(11)	Total Operating Expenses	164	2	(144)	22
(12)	Operating Income (Loss)	(135)	(2)	144	7

	Other Income (Expense)
(13)	Miscellaneous income (expense), net	34	3	(5)	32
(14)	Pension and OPEB mark-to-market adjustment	(7)	(8)	(27)	(42)
(15)	Interest expense	—	(3)	(1)	(4)
(16)	Capitalized financing costs	2	—	3	5
(17)	Total Other Expense	29	(8)	(30)	(9)

(18)	Income (Loss) Before Income Taxes (Benefits)	(106)	(10)	114	(2)
(19)	Income taxes (benefits)	(73)	(33)	(1,139)	(1,245)
(20)	Income (Loss) From Continuing Operations	(33)	23	1,253	1,243
(21)	Discontinued operations (net of income taxes)	—	—	1,394	1,394
(22)	Net Income (Loss)	$(33)	$23	$2,647	$2,637

(23)	Income Allocated to Preferred Stockholders	—	—	10	10

(24)	Net Income (Loss) Attributable to Common Stockholders	$(33)	$23	$2,637	$2,627

(a)
Revenues are primarily derived from the delivery of electricity within FE's service areas, cost recovery of regulatory assets and the sale of electric generation service to retail customers who have not selected an alternative supplier (POLR or default service). Its results reflect the costs of securing and delivering electric generation from transmission facilities to customers, including the deferral and amortization of certain related costs.

(b)
Revenues are primarily derived from rates that recover costs and provide a return on transmission capital investment. Except for the recovery of the PATH abandoned project regulatory asset, these revenues are primarily for transmission services provided pursuant to the PJM Tariff to Load Serving Entities (LSEs). The segment's results also reflect the net transmission expenses related to the delivery of electricity on FE's transmission facilities.

(c)
Contains corporate support not charged to FE's subsidiaries, interest expense on FE's holding company debt, other businesses that do not constitute an operating segment, reconciling adjustments for the elimination of inter-segment transactions, and discontinued operations.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    13

FirstEnergy Corp.
Statements of Income - By Segment (GAAP)
(In millions)

		Year Ended December 31, 2018

		Regulated	Regulated	Corporate /	FirstEnergy
		Distribution (a)	Transmission (b)	Other (c)	Consolidated
	Revenues
(1)	Electric sales	$9,851	$1,335	$(136)	$11,050
(2)	Other	252	18	(59)	211
(3)	Total Revenues	10,103	1,353	(195)	11,261

	Operating Expenses
(4)	Fuel	538	—	—	538
(5)	Purchased power	3,103	—	6	3,109
(6)	Other operating expenses	2,984	253	(104)	3,133
(7)	Provision for depreciation	812	252	72	1,136
(8)	Amortization (deferral) regulatory assets, net	(163)	13	—	(150)
(9)	General taxes	760	192	41	993
(10)	Impairment of assets	—	—	—	—
(11)	Total Operating Expenses	8,034	710	15	8,759
(12)	Operating Income (Loss)	2,069	643	(210)	2,502

	Other Income (Expense)
(13)	Miscellaneous income (expense), net	192	14	(1)	205
(14)	Pension and OPEB mark-to-market adjustment	(109)	(8)	(27)	(144)
(15)	Interest expense	(514)	(167)	(435)	(1,116)
(16)	Capitalized financing costs	26	37	2	65
(17)	Total Other Expense	(405)	(124)	(461)	(990)

(18)	Income (Loss) Before Income Taxes (Benefits)	1,664	519	(671)	1,512
(19)	Income taxes (benefits)	422	122	(54)	490
(20)	Income (Loss) From Continuing Operations	1,242	397	(617)	1,022
(21)	Discontinued operations (net of income taxes)	—	—	326	326
(22)	Net Income (Loss)	$1,242	$397	$(291)	$1,348

(23)	Income Allocated to Preferred Stockholders	—	—	367	367

(24)	Net Income (Loss) Attributable to Common Stockholders	$1,242	$397	$(658)	$981

(a)
Revenues are primarily derived from the delivery of electricity within FE's service areas, cost recovery of regulatory assets and the sale of electric generation service to retail customers who have not selected an alternative supplier (POLR or default service). Its results reflect the costs of securing and delivering electric generation from transmission facilities to customers, including the deferral and amortization of certain related costs.

(b)
Revenues are primarily derived from rates that recover costs and provide a return on transmission capital investment. Except for the recovery of the PATH abandoned project regulatory asset, these revenues are primarily for transmission services provided pursuant to the PJM Tariff to Load Serving Entities (LSEs). The segment's results also reflect the net transmission expenses related to the delivery of electricity on FE's transmission facilities.

(c)
Contains corporate support not charged to FE's subsidiaries, interest expense on FE's holding company debt, other businesses that do not constitute an operating segment, reconciling adjustments for the elimination of inter-segment transactions, and discontinued operations.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    14

FirstEnergy Corp.
Statements of Income (Loss) - By Segment (GAAP)
(In millions)

		Year Ended December 31, 2017

		Regulated	Regulated	Corporate /	FirstEnergy
		Distribution (a)	Transmission (b)	Other (c)	Consolidated
	Revenues
(1)	Electric sales	$9,521	$1,307	$(94)	$10,734
(2)	Other	239	17	(62)	194
(3)	Total Revenues	9,760	1,324	(156)	10,928

	Operating Expenses
(4)	Fuel	493	—	4	497
(5)	Purchased power	2,924	—	2	2,926
(6)	Other operating expenses	2,546	203	12	2,761
(7)	Provision for depreciation	724	224	79	1,027
(8)	Amortization of regulatory assets, net	292	16	—	308
(9)	General taxes	727	173	40	940
(10)	Impairment of assets	—	41	—	41
(11)	Total Operating Expenses	7,706	657	137	8,500
(12)	Operating Income (Loss)	2,054	667	(293)	2,428

	Other Income (Expense)
(13)	Miscellaneous income (expense), net	57	1	(5)	53
(14)	Pension and OPEB mark-to-market adjustment	(102)	—	—	(102)
(15)	Interest expense	(535)	(156)	(314)	(1,005)
(16)	Capitalized financing costs	22	29	1	52
(17)	Total Other Expense	(558)	(126)	(318)	(1,002)

(18)	Income (Loss) Before Income Taxes (Benefits)	1,496	541	(611)	1,426
(19)	Income taxes (benefits)	580	205	930	1,715
(20)	Income (Loss) From Continuing Operations	916	336	(1,541)	(289)
(21)	Discontinued operations (net of income taxes)	—	—	(1,435)	(1,435)
(22)	Net Income (Loss)	$916	$336	$(2,976)	$(1,724)

(23)	Income Allocated to Preferred Stockholders	—	—	—	—

(24)	Net Income (Loss) Attributable to Common Stockholders	$916	$336	$(2,976)	$(1,724)

(a)
Revenues are primarily derived from the delivery of electricity within FE's service areas, cost recovery of regulatory assets and the sale of electric generation service to retail customers who have not selected an alternative supplier (POLR or default service). Its results reflect the costs of securing and delivering electric generation from transmission facilities to customers, including the deferral and amortization of certain related costs.

(b)
Revenues are primarily derived from rates that recover costs and provide a return on transmission capital investment. Except for the recovery of the PATH abandoned project regulatory asset, these revenues are primarily for transmission services provided pursuant to the PJM Tariff to Load Serving Entities (LSEs). The segment's results also reflect the net transmission expenses related to the delivery of electricity on FE's transmission facilities.

(c)
Contains corporate support not charged to FE's subsidiaries, interest expense on FE's holding company debt, other businesses that do not constitute an operating segment, reconciling adjustments for the elimination of inter-segment transactions, and discontinued operations.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    15

FirstEnergy Corp.
Statements of Income (Loss) - By Segment (GAAP)
(In millions)

		Changes Between the Year Ended December 31, 2018 and the Year Ended December 31, 2017

		Regulated	Regulated	Corporate /	FirstEnergy
		Distribution (a)	Transmission (b)	Other (c)	Consolidated
	Revenues
(1)	Electric sales	$330	$28	$(42)	$316
(2)	Other	13	1	3	17
(3)	Total Revenues	343	29	(39)	333

	Operating Expenses
(4)	Fuel	45	—	(4)	41
(5)	Purchased power	179	—	4	183
(6)	Other operating expenses	438	50	(116)	372
(7)	Provision for depreciation	88	28	(7)	109
(8)	Amortization (deferral) of regulatory assets, net	(455)	(3)	—	(458)
(9)	General taxes	33	19	1	53
(10)	Impairment of assets	—	(41)	—	(41)
(11)	Total Operating Expenses	328	53	(122)	259
(12)	Operating Income (Loss)	15	(24)	83	74

	Other Income (Expense)
(13)	Miscellaneous income (expense), net	135	13	4	152
(14)	Pension and OPEB mark-to-market adjustment	(7)	(8)	(27)	(42)
(15)	Interest expense	21	(11)	(121)	(111)
(16)	Capitalized financing costs	4	8	1	13
(17)	Total Other Expense	153	2	(143)	12

(18)	Income (Loss) Before Income Taxes (Benefits)	168	(22)	(60)	86
(19)	Income taxes (benefits)	(158)	(83)	(984)	(1,225)
(20)	Income (Loss) From Continuing Operations	326	61	924	1,311
(21)	Discontinued operations (net of income taxes)	—	—	1,761	1,761
(22)	Net Income (Loss)	$326	$61	$2,685	$3,072

(23)	Income Allocated to Preferred Stockholders	—	—	367	367

(24)	Net Income (Loss) Attributable to Common Stockholders	$326	$61	$2,318	$2,705

(a)
Revenues are primarily derived from the delivery of electricity within FE's service areas, cost recovery of regulatory assets and the sale of electric generation service to retail customers who have not selected an alternative supplier (POLR or default service). Its results reflect the costs of securing and delivering electric generation from transmission facilities to customers, including the deferral and amortization of certain related costs.

(b)
Revenues are primarily derived from rates that recover costs and provide a return on transmission capital investment. Except for the recovery of the PATH abandoned project regulatory asset, these revenues are primarily for transmission services provided pursuant to the PJM Tariff to Load Serving Entities (LSEs). The segment's results also reflect the net transmission expenses related to the delivery of electricity on FE's transmission facilities.

(c)
Contains corporate support not charged to FE's subsidiaries, interest expense on FE's holding company debt, other businesses that do not constitute an operating segment, reconciling adjustments for the elimination of inter-segment transactions, and discontinued operations.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    16

FirstEnergy Corp.
Financial Information
(In millions)

Condensed Consolidated Balance Sheets (GAAP)

	As of	As of
Assets	Dec. 31, 2018	Dec. 31, 2017
Current Assets:
Cash and cash equivalents	$367	$588
Restricted cash	62	51
Receivables	1,511	1,452
Other	427	387
Total Current Assets	2,367	2,478

Property, Plant and Equipment	29,911	28,101
Investments	1,299	1,328
Deferred Charges and Other Assets	6,461	6,355
Assets - Discontinued Operations	25	3,995
Total Assets	$40,063	$42,257

Liabilities and Capitalization
Current Liabilities:
Currently payable long-term debt	$503	$558
Short-term borrowings	1,250	300
Accounts payable	965	827
Other	1,916	1,450
Total Current Liabilities	4,634	3,135

Capitalization:
Total stockholders' equity	6,814	3,925
Long-term debt and other long-term obligations	17,751	18,687
Total Capitalization	24,565	22,612
Noncurrent Liabilities	10,864	12,004
Liabilities - Discontinued Operations	—	4,506
Total Liabilities and Capitalization	$40,063	$42,257

General Information
	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Long-term debt redemptions	$(330)	$(580)	$(2,608)	$(2,291)
New long-term debt issuances	$850	$625	$1,474	$4,675
New preferred stock issuances	$—	$—	$1,616	$—
New common stock issuances	$—	$—	$850	$—
Short-term borrowings, net increase (decrease)	$(450)	$(200)	$950	$(2,375)
Property additions	$733	$740	$2,675	$2,587

Liquidity position as of:	February 18, 2019

Company		Type	Maturity	Amount	Available
FirstEnergy(1)		Revolving	December 2022	$2,500	$2,490
FET(2)		Revolving	December 2022	1,000	1,000
			Subtotal	$3,500	$3,490
			Cash and cash equivalents	—	156
			Total	$3,500	$3,646

(1)	FE and the Utilities. Available liquidity includes impact of $10 million of LOCs issued under various terms.

(2)	Includes FET and the Transmission Companies (ATSI, TrAIL, and MAIT).

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    17

FirstEnergy Corp.
Financial Information
(In millions)

Debt to Total Capitalization Ratio as Defined Under the FE Credit Facility
	As of December 31,		As of December 31,
	2018	% Total	2017	% Total
Total Stockholders' Equity (GAAP)	$6,814	20%	3,925	12%
Non-cash Charges / Non-cash Write Downs*	8,264	24%	8,264	25%
Less: Accumulated Other Comprehensive Income (GAAP)	(41)	—%	(142)	—%
Adjusted Equity (Non-GAAP)**	15,037	44%	12,047	37%

Long-term Debt and Other Long-term Obligations (GAAP)	17,751	52%	18,687	60%
Currently Payable Long-term Debt (GAAP)	503	1%	558	3%
Short-term Borrowings (GAAP)	1,250	4%	300	1%
Reimbursement Obligations	10	—%	10	—%
Guarantees of Indebtedness	190	1%	275	1%
Less: Securitization Debt	(687)	(2)%	(749)	(2)%
Adjusted Debt (Non-GAAP)**	19,017	56%	19,081	63%

Adjusted Capitalization (Non-GAAP)**	$34,054	100%	$31,128	100%

*Includes after-tax non-cash charges and non-cash write downs, primarily associated with the impairment of assets and related charges at the competitive energy business, pension and OPEB mark-to-market adjustments, and regulatory asset charges through December 31, 2018, as permitted by FE's current syndicated revolving credit facility (FE Credit Facility) and term loans.

**Management uses Adjusted Equity, Adjusted Debt, and Adjusted Capitalization, each of which is a non-GAAP financial measure, to calculate and monitor its compliance with the debt to total capitalization financial covenant under the FE Credit Facility and term loans. These financial measures, as calculated in accordance with the FE Credit Facility and term loans, help shareholders understand FE's compliance with, and provide a basis for understanding FE's incremental debt capacity under the debt to total capitalization financial covenants. The financial covenants under the FE Credit Facility and term loans require FE to maintain a consolidated debt to total capitalization ratio of no more than 65%, measured at the end of each fiscal quarter.

Condensed Consolidated Statements of Cash Flows (GAAP)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net Income (loss)	$138	$(2,499)	$1,348	$(1,724)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Gain on disposal, net of tax	(30)	—	(435)	—
Depreciation and amortization (1)	381	393	1,384	1,700
Pension and OPEB mark-to-market adjustment	144	141	144	141
Deferred income taxes and investment tax credits, net	23	386	485	839
Impairment of assets and related charges	—	2,237	—	2,399
Asset removal costs charged to income	42	22	42	22
Retirement benefits, net of payments	(24)	1	(137)	29
Pension trust contributions	—	—	(1,250)	—
Unrealized (gain) loss on derivative transactions	—	17	(5)	81
Gain on investment securities held in trusts	(9)	(63)	(9)	(63)
Changes in working capital and other	187	411	(157)	384
Net cash flows provided from operating activities	852	1,046	1,410	3,808
Net cash flows provided from (used for) financing activities	(129)	(321)	1,394	(702)
Net cash flows used for investing activities	(781)	(517)	(3,018)	(2,723)
Net change in cash, cash equivalents and restricted cash	$(58)	$208	$(214)	$383

(1) Includes amortization of regulatory assets, net, nuclear fuel, intangible assets, and deferred debt-related costs.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    18

FirstEnergy Corp.
Statistical Summary

Electric Distribution Deliveries		Three Months Ended December 31,			Year Ended December 31,
(MWH in thousands)		2018	2017	Change	2018	2017	Change

Ohio	- Residential	4,196	4,186	0.2%	17,949	16,648	7.8%
	- Commercial	3,575	3,498	2.2%	14,890	14,630	1.8%
	- Industrial	4,986	5,022	-0.7%	20,646	20,470	0.9%
	- Other	85	84	1.2%	332	335	-0.9%
	Total Ohio	12,842	12,790	0.4%	53,817	52,083	3.3%
Pennsylvania	- Residential	4,728	4,681	1.0%	19,235	17,910	7.4%
	- Commercial	2,999	2,960	1.3%	12,437	12,081	2.9%
	- Industrial	5,444	5,286	3.0%	21,975	21,413	2.6%
	- Other	24	25	-4.0%	93	103	-9.7%
	Total Pennsylvania	13,195	12,952	1.9%	53,740	51,507	4.3%
New Jersey	- Residential	2,068	2,099	-1.5%	9,737	9,188	6.0%
	- Commercial	2,145	2,102	2.0%	9,008	8,832	2.0%
	- Industrial	536	557	-3.8%	2,249	2,210	1.8%
	- Other	23	23	0.0%	91	90	1.1%
	Total New Jersey	4,772	4,781	-0.2%	21,085	20,320	3.8%
Maryland	- Residential	823	812	1.4%	3,358	3,091	8.6%
	- Commercial	511	501	2.0%	2,119	2,055	3.1%
	- Industrial	432	402	7.5%	1,676	1,615	3.8%
	- Other	4	4	0.0%	16	16	0.0%
	Total Maryland	1,770	1,719	3.0%	7,169	6,777	5.8%
West Virginia	- Residential	1,448	1,425	1.6%	5,715	5,211	9.7%
	- Commercial	902	898	0.4%	3,759	3,622	3.8%
	- Industrial	1,659	1,605	3.4%	6,458	6,168	4.7%
	- Other	7	7	0.0%	28	28	0.0%
	Total West Virginia	4,016	3,935	2.1%	15,960	15,029	6.2%
Total Residential		13,263	13,203	0.5%	55,994	52,048	7.6%
Total Commercial		10,132	9,959	1.7%	42,213	41,220	2.4%
Total Industrial		13,057	12,872	1.4%	53,004	51,876	2.2%
Total Other		143	143	0.0%	560	572	-2.1%

Total Distribution Deliveries		36,595	36,177	1.2%	151,771	145,716	4.2%

Weather	Three Months Ended December 31,			Year Ended December 31,
	2018	2017	Normal	2018	2017	Normal
Composite Heating-Degree-Days	1,993	1,871	1,862	5,376	4,717	5,258
Composite Cooling-Degree-Days	62	52	16	1,308	1,039	980

Shopping Statistics (Based on MWH)	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

OE	84%	84%	84%	82%
Penn	66%	67%	67%	68%
CEI	89%	88%	89%	88%
TE	90%	90%	90%	89%
JCP&L	50%	53%	50%	52%
Met-Ed	66%	68%	66%	69%
Penelec	68%	70%	69%	71%
PE(1)	49%	49%	49%	50%
WP	65%	67%	65%	66%
(1) Represents Maryland only.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    19

FirstEnergy Corp.
Consolidated GAAP and Special Items (In millions)

		Three Months Ended December 31, 2018			Three Months Ended December 31, 2017

		GAAP	Special Items		GAAP	Special Items
(1)	Revenues	$2,710	$—		$2,681	$—

	Operating Expenses
(2)	Fuel	134	—		101	—
(3)	Purchased power	716	—		711	—
(4)	Other operating expenses	770	(24)	(b) (e)	803	(139)	(b) (e)
(5)	Provision for depreciation	293	—		262	—
(6)	Amortization of regulatory assets, net	38	(3)	(b)	34	—
(7)	General taxes	247	—		237	—
(8)	Impairment of assets	—	—		28	(28)	(b)
(9)	Total Operating Expenses	2,198	(27)		2,176	(167)
(10)	Operating Income	512	27		505	167

	Other Income (Expense)
(11)	Miscellaneous income, net	41	—		9	—
(12)	Pension and OPEB mark-to-market adjustment	(144)	136	(a)	(102)	102	(a)
(13)	Interest expense	(258)	4	(c)	(254)	—
(14)	Capitalized financing costs	18	—		13	—
(15)	Total Other Expense	(343)	140		(334)	102

(16)	Income Before Income Taxes	169	167		171	269
(17)	Income taxes	(13)	20	(d)	1,232	(1,108)	(d) (e)
(18)	Income From Continuing Operations	182	147		(1,061)	1,377
(19)	Discontinued operations (net of income taxes)	(44)	(16)	(e)	(1,438)	1,438	(e)
(20)	Net Income (Loss)	$138	$131		$(2,499)	$2,815

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 28 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions: 2018 ($0.19 per share), $136 million included in "Pension/OPEB mark-to-market adjustment". 2017 ($0.11 per share), $102 million included in "Pension/OPEB mark-to-market adjustment".

(b)
Regulatory charges: 2018 ($0.01 per share), ($3) million included in "Amortization of regulatory assets, net"; ($2) million included in "Other operating expenses". 2017 ($0.04 per share), ($8) million included in "Other operating expenses"; ($28) million included in "Impairment of assets and related charges".

(c)	Debt redemption costs: 2018 ($0.01 per share), $4 million included in "Interest expense".
(d)	Tax reform: 2018 ($0.02 per share), ($9) million included in "Income taxes". 2017 ($0.25 per share), ($131) million included in "Income taxes".
(e)
Exit of competitive generation: 2018 ($0.02 per share), ($22) million included in "Other operating expenses"; ($16) million included in "Discontinued operations (net of income taxes)". 2017 ($4.83 per share), ($131) million included in "Other operating expenses"; ($1,097) million included in "Income taxes; ($1,438) million included in "Discontinued operations (net of income taxes)".

	See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 1 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    20

FirstEnergy Corp.
Consolidated GAAP and Special Items (In millions)

		Year Ended December 31, 2018			Year Ended December 31, 2017

		GAAP	Special Items		GAAP	Special Items
(1)	Revenues	$11,261	$—		$10,928	$—

	Operating Expenses
(2)	Fuel	538	—		497	—
(3)	Purchased power	3,109	—		2,926	—
(4)	Other operating expenses	3,133	(111)	(b) (e)	2,761	(239)	(a) (b)
(5)	Provision for depreciation	1,136	—		1,027	—
(6)	Amortization (deferral) of regulatory assets, net	(150)	49	(b)	308	—
(7)	General taxes	993	—		940	—
(8)	Impairment of assets	—	—		41	(41)	(b)
(9)	Total Operating Expenses	8,759	(62)		8,500	(280)
(10)	Operating Income	2,502	62		2,428	280

	Other Income (Expense)
(11)	Miscellaneous income, net	205	(4)	(b) (e)	53	—
(12)	Pension and OPEB mark-to-market adjustment	(144)	136	(a)	(102)	102	(a)
(13)	Interest expense	(1,116)	110	(c)	(1,005)	6	(c)
(14)	Capitalized financing costs	65	—		52	—
(15)	Total Other Expense	(990)	242		(1,002)	108

(16)	Income Before Income Taxes	1,512	304		1,426	388
(17)	Income taxes	490	(102)	(d)	1,715	(1,065)	(d) (e)
(18)	Income From Continuing Operations	1,022	406		(289)	1,453
(19)	Discontinued operations (net of income taxes)	326	(363)	(c) (e)	(1,435)	1,440	(e)
(20)	Net Income (Loss)	$1,348	$43		$(1,724)	$2,893

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 29 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions: 2018 ($0.19 per share), $136 million included in "Pension and OPEB mark-to-market adjustment". 2017 ($0.11 per share), $102 million included in "Pension and OPEB mark-to-market adjustments".

(b)
Regulatory charges: 2018 (($0.20) per share), $95 million included in "Other operating expenses"; $49 million included in "Amortization (deferral) of regulatory assets, net"; $6 million included in "Miscellaneous income, net". 2017 ($0.08 per share), ($33) million included in "Other operating expenses"; ($41) million included in "Impairment of assets and related charges".

(c)
Debt redemption costs: 2018 ($0.22 per share), $110 million included in "Interest expense"; $13 million included in "Discontinued operations". 2017 ($0.01 per share), $6 million included in "Interest expense".

(d)	Tax Reform: 2018 ($0.04 per share), ($22) million included in "Income taxes". 2017 ($0.25 per share), ($131) million included in "Income taxes".
(e)
Exit of competitive generation: 2018 (($0.17) per share), ($206) million included in "Other operating expenses"; ($10) million included in "Miscellaneous income, net"; ($376) million included in "Discontinued operations (net of income taxes)". 2017 ($4.92 per share), ($206) million included in "Other operating expenses"; ($1,097) million included in "Income taxes; $1,440 million included in "Discontinued operations (net of income taxes)".

	See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 2 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    21

FirstEnergy Corp.
Regulated Distribution
GAAP and Special Items (In millions)

		Three Months Ended December 31, 2018			Three Months Ended December 31, 2017

		GAAP	Special Items		GAAP	Special Items
(1)	Revenues	$2,409	$—		$2,380	$—

	Operating Expenses
(2)	Fuel	134	—		105	—
(3)	Purchased power	712	—		712	—
(4)	Other operating expenses	757	(11)	(b) (e)	657	(8)	(b)
(5)	Provision for depreciation	214	—		184	—
(6)	Amortization of regulatory assets, net	31	(3)	(b)	29	—
(7)	General taxes	184	—		181	—
(8)	Impairment of assets	—	—		—	—
(9)	Total Operating Expenses	2,032	(14)		1,868	(8)
(10)	Operating Income	377	14		512	8

	Other Income (Expense)
(11)	Miscellaneous income, net	46	4	(e)	12	—
(12)	Pension and OPEB mark-to-market adjustment	(109)	109	(a)	(102)	102	(a)
(13)	Interest expense	(130)	4	(c)	(130)	—
(14)	Capitalized financing costs	8	—		6	—
(15)	Total Other Expense	(185)	117		(214)	102

(16)	Income Before Income Taxes	192	131		298	110
(17)	Income taxes	65	5	(d)	138	12	(d)
(18)	Income From Continuing Operations	127	126		160	98
(19)	Discontinued operations (net of income taxes)	—	—		—	—
(20)	Net Income	$127	$126		$160	$98

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 28 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions: 2018 ($0.15 per share), $109 million included in "Pension/OPEB mark-to-market adjustment". 2017 ($0.11 per share), $102 million included in "Pension/OPEB mark-to-market adjustment".

(b)
Regulatory charges: 2018 ($0.01 per share), ($2) million included in "Other operating expenses"; ($3) million included in "Amortization of regulatory assets, net". 2017 ($0.01 per share), ($8) million included in "Other operating expenses".

(c)	Debt redemption costs: 2018 ($0.01 per share), $4 million included in "Interest expense".
(d)	Tax reform: 2018 ($0.02 per share), ($9) million included in "Income taxes". 2017 ($0.06 per share), ($30) million included in "Income taxes".
(e)	Exit of competitive generation: 2018 ($0.06 per share), ($9) million included in "Other operating expenses", $4 million included in "Miscellaneous Income, net".

See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 1 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    22

FirstEnergy Corp.
Regulated Distribution
GAAP and Special Items (In millions)

		Year Ended December 31, 2018			Year Ended December 31, 2017

		GAAP	Special Items		GAAP	Special Items
(1)	Revenues	$10,103	$—		$9,760	$—

	Operating Expenses
(2)	Fuel	538	—		493	—
(3)	Purchased power	3,103	—		2,924	—
(4)	Other operating expenses	2,984	67	(b) (e)	2,546	(33)	(b)
(5)	Provision for depreciation	812	—		724	—
(6)	Amortization (deferral) of regulatory assets, net	(163)	49	(b)	292	—
(7)	General taxes	760	—		727	—
(8)	Impairment of assets	—	—		—	—
(9)	Total Operating Expenses	8,034	116		7,706	(33)
(10)	Operating Income	2,069	(116)		2,054	33

	Other Income (Expense)
(11)	Miscellaneous income, net	192	24	(b) (e)	57	—
(12)	Pension and OPEB mark-to-market adjustment	(109)	109	(a)	(102)	102	(a)
(13)	Interest expense	(514)	4	(c)	(535)	—
(14)	Capitalized financing costs	26	—		22	—
(15)	Total Other Expense	(405)	137		(558)	102

(16)	Income Before Income Taxes	1,664	21		1,496	135
(17)	Income taxes	422	(30)	(d)	580	21	(d)
(18)	Income From Continuing Operations	1,242	51		916	114
(19)	Discontinued operations (net of income taxes)	—	—		—	—
(20)	Net Income	$1,242	$51		$916	$114

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 29 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)
Mark-to-market adjustments - Pension/OPEB actuarial assumptions: 2018 ($0.15 per share), $109 million included in "Pension/OPEB mark-to-market adjustment". 2017 ($0.11 per share), $102 million included in "Pension and OPEB mark-to-market adjustment".

(b)
Regulatory charges: 2018 (($0.20) per share), $95 million included in "Other operating expenses"; $49 million included in "Amortization (deferral) of regulatory assets, net"; $6 million included in "Miscellaneous income, net"; 2017 ($0.04 per share), ($33) million included in "Other operating expenses".

(c)	Debt redemption costs: 2018 ($0.01 per share), $4 million included in "Interest expense".
(d)	Tax Reform: 2018 ($0.04 per share), ($21) million included in "Income taxes". 2017 ($0.06 per share), ($30) million included in "Income taxes".
(e)	Exit of competitive generation: 2018 ($0.10 per share), ($28) million included in "Other operating expenses"; $18 million included in "Miscellaneous income, net".

See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 2 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    23

FirstEnergy Corp.
Regulated Transmission
GAAP and Special Items (In millions)

		Three Months Ended December 31, 2018		Three Months Ended December 31, 2017

		GAAP	Special Items	GAAP	Special Items
(1)	Revenues	$343	$—	$343	$—

	Operating Expenses
(2)	Fuel	—	—	—	—
(3)	Purchased power	—	—	—	—
(4)	Other operating expenses	71	—	53	—
(5)	Provision for depreciation	65	—	60	—
(6)	Amortization of regulatory assets, net	7	—	5	—
(7)	General taxes	48	—	43	—
(8)	Impairment of assets	—	—	28	(28)	(a)
(9)	Total Operating Expenses	191	—	189	(28)
(10)	Operating Income	152	—	154	28

	Other Income (Expense)
(11)	Miscellaneous income, net	3	—	—	—
(12)	Pension and OPEB mark-to-market adjustment	(8)	—	—	—
(13)	Interest expense	(43)	—	(40)	—
(14)	Capitalized financing costs	9	—	9	—
(15)	Total Other Expense	(39)	—	(31)	—

(16)	Income Before Income Taxes	113	—	123	28
(17)	Income taxes	18	—	51	5	(b)
(18)	Income From Continuing Operations	95	—	72	23
(19)	Discontinued operations (net of income taxes)	—	—	—	—
(20)	Net Income	$95	$—	$72	$23

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 28 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)	Regulatory charges: 2017 ($0.03 per share), ($28) million included in "Impairment of assets and related charges".
(b)	Tax reform: 2017 ($0.01 per share), ($6) million included in "Income taxes".

See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 1 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    24

FirstEnergy Corp.
Regulated Transmission
GAAP and Special Items (In millions)

		Year Ended December 31, 2018		Year Ended December 31, 2017

		GAAP	Special Items	GAAP	Special Items
(1)	Revenues	$1,353	$—	$1,324	$—

	Operating Expenses
(2)	Fuel	—	—	—	—
(3)	Purchased power	—	—	—	—
(4)	Other operating expenses	253	—	203	—
(5)	Provision for depreciation	252	—	224	—
(6)	Amortization of regulatory assets, net	13	—	16	—
(7)	General taxes	192	—	173	—
(8)	Impairment of assets	—	—	41	(41)	(a)
(9)	Total Operating Expenses	710	—	657	(41)
(10)	Operating Income	643	—	667	41

	Other Income (Expense)
(11)	Miscellaneous income, net	14	—	1	—
(12)	Pension and OPEB mark-to-market adjustment	(8)	—	—	—
(13)	Interest expense	(167)	—	(156)	—
(14)	Capitalized financing costs	37	—	29	—
(15)	Total Other Expense	(124)	—	(126)	—

(16)	Income Before Income Taxes	519	—	541	41
(17)	Income taxes	122	—	205	10	(b)
(18)	Income From Continuing Operations	397	—	336	31
(19)	Discontinued operations (net of income taxes)	—	—	—	—
(20)	Net Income	$397	$—	$336	$31

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 29 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)	Regulatory charges: 2017 ($0.04 per share), ($41) million included in "Impairment of assets and related charges".
(b)	Tax reform: 2017 ($0.01 per share), ($6) million included in "Income taxes".

	See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 2 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    25

FirstEnergy Corp.
Corporate / Other
GAAP and Special Items (In millions)

		Three Months Ended December 31, 2018			Three Months Ended December 31, 2017

		GAAP	Special Items		GAAP	Special Items
(1)	Revenues	$(42)	$—		$(42)	$—

	Operating Expenses
(2)	Fuel	—	—		(4)	—
(3)	Purchased power	4	—		(1)	—
(4)	Other operating expenses	(58)	(13)	(c)	93	(131)	(c)
(5)	Provision for depreciation	14	—		18	—
(6)	Amortization of regulatory assets, net	—	—		—	—
(7)	General taxes	15	—		13	—
(8)	Impairment of assets	—	—		—	—
(9)	Total Operating Expenses	(25)	(13)		119	(131)
(10)	Operating Income (Loss)	(17)	13		(161)	131

	Other Income (Expense)
(11)	Miscellaneous expense, net	(8)	(4)	(c)	(3)	—
(12)	Pension and OPEB mark-to-market adjustment	(27)	27	(a)	—	—
(13)	Interest expense	(85)	—		(84)	—
(14)	Capitalized financing costs	1	—		(2)	—
(15)	Total Other Expense	(119)	23		(89)	—

(16)	Loss Before Income Taxes (Benefits)	(136)	36		(250)	131
(17)	Income taxes (benefits)	(96)	15		1,043	(1,125)	(b) (c)
(18)	Loss From Continuing Operations	(40)	21		(1,293)	1,256
(19)	Discontinued operations (net of income taxes)	(44)	(16)	(c)	(1,438)	1,438	(c)
(20)	Net loss	$(84)	$5		$(2,731)	$2,694

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 28 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)	Mark-to-market adjustments - Pension/OPEB actuarial assumptions: 2018 ($0.04 per share), $27 million included in "Pension and OPEB mark-to-market adjustment".
(b)	Tax Reform: 2017 ($0.18 per share), ($95) million included in "Income taxes (benefits)".
(c)
Exit of competitive generation: 2018 (($0.04) per share), ($13) million included in "Other operating expenses"; ($4) million included in "Miscellaneous income, net"; ($16) million included in "Discontinued operations (net of income taxes)". 2017 ($4.83 per share), ($131) million included in "Other operating expenses"; ($1,097) million included in "Income taxes (benefits); $1,438 million included in "Discontinued operations (net of income taxes)".

See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 1 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    26

FirstEnergy Corp.
Corporate / Other
GAAP and Special Items (In millions)

		Year Ended December 31, 2018			Year Ended December 31, 2017

		GAAP	Special Items		GAAP	Special Items
(1)	Revenues	$(195)	$—		$(156)	$—

	Operating Expenses
(2)	Fuel	—	—		4	—
(3)	Purchased power	6	—		2	—
(4)	Other operating expenses	(104)	(178)	(d)	12	(206)	(d)
(5)	Provision for depreciation	72	—		79	—
(6)	Amortization of regulatory assets, net	—	—		—	—
(7)	General taxes	41	—		40	—
(8)	Impairment of assets	—	—		—	—
(9)	Total Operating Expenses	15	(178)		137	(206)
(10)	Operating Loss	(210)	178		(293)	206

	Other Income (Expense)
(11)	Miscellaneous expense, net	(1)	(28)	(d)	(5)	—
(12)	Pension and OPEB mark-to-market adjustment	(27)	27	(a)	—	—
(13)	Interest expense	(435)	106	(b)	(314)	6	(b)
(14)	Capitalized financing costs	2	—		1	—
(15)	Total Other Expense	(461)	105		(318)	6

(16)	Loss Before Income Taxes (Benefits)	(671)	283		(611)	212
(17)	Income taxes (benefits)	(54)	(72)	(c)	930	(1,096)	(c) (d)
(18)	Loss From Continuing Operations	(617)	355		(1,541)	1,308
(19)	Discontinued operations (net of income taxes)	326	(363)	(b) (d)	(1,435)	1,440	(d)
(20)	Net Loss	$(291)	$(8)		$(2,976)	$2,748

The above special items provide additional transparency to our disclosures by providing specific line items to which the special items are recorded. Management consistently utilizes these reconciliations to assist in its analysis of historical and ongoing performance. Additionally, the table above summarizes the pre-tax impact of each special item and the cumulative impact to income taxes (benefits) based on the current and deferred income tax expense associated with each special item. See page 29 for GAAP to Operating (non-GAAP) EPS Reconciliation.

(a)	Mark-to-market adjustments - Pension/OPEB actuarial assumptions: 2018 ($0.04 per share), $27 million included in "Pension and OPEB mark-to-market adjustment".
(b)
Debt redemption costs: 2018 ($0.21 per share) $106 million included in "Interest expense"; $13 million included in "Discontinued operations". 2017 ($0.01 per share), $6 million included in "Interest expense".

(c)	Tax Reform: 2018, ($1) million included in "Income taxes (benefits)". 2017 ($0.18 per share), ($95) million included in "Income taxes (benefits)".
(d)
Exit of competitive generation: 2018 (($0.27) per share), ($178) million included in "Other operating expenses"; ($28) million included in "Miscellaneous expense, net"; ($376) million included in "Discontinued operations (net of income taxes)". 2017 ($4.92 per share), ($206) million included in "Other operating expenses"; ($1,097) million included in "Income taxes (benefits); $1,440 million included in "Discontinued operations (net of income taxes)".

See page 31 for additional descriptions related to special items.

Per share amounts included above are based on the after-tax effect of the above special items as discussed on page 2 divided by 538 million fully diluted shares.

_____________________________________________________________________________________________________
Consolidated Report to the Financial Community - 4th Quarter 2018                    27

FirstEnergy Corp.
Earnings Per Share (EPS) Reconciliations
(In millions, except per share amounts)

Reconciliation of GAAP to Operating (Non-GAAP) Earnings
(In millions, except per share amounts)

				FirstEnergy
	Regulated	Regulated	Corporate /	Corp.
Three Months Ended December 31, 2018	Distribution	Transmission	Other	Consolidated

4Q 2018 Net Income (Loss) attributable to Common Stockholders (GAAP)	$127	$95	$(94)	$128

4Q 2018 Basic Earnings (Loss) per share (avg. shares outstanding 512M)	$0.24	$0.19	$(0.18)	$0.25
Excluding Special Items:
Impact of full dilution to 538M shares	(0.01)	(0.01)	0.02	—
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.15	—	0.04	0.19
Regulatory charges	0.01	—	—	0.01
Debt redemption costs	0.01	—	—	0.01
Tax reform	0.02	—	—	0.02
Exit of competitive generation	0.06	—	(0.04)	0.02
Total Special Items	$0.24	$(0.01)	$0.02	$0.25
4Q 2018 Operating Earnings (Loss) Per Share (Non-GAAP) (538M fully diluted shares)	$0.48	$0.18	$(0.16)	$0.50

				FirstEnergy
	Regulated	Regulated	Corporate /	Corp.
Three Months Ended December 31, 2017	Distribution	Transmission	Other	Consolidated

4Q 2017 Net Income (Loss) attributable to Common Stockholders (GAAP)	$160	$72	$(2,731)	$(2,499)

4Q 2017 Basic Earnings (Loss) per share (avg. shares outstanding 445M)	$0.35	$0.16	$(6.13)	$(5.62)
Excluding Special Items:
Impact of full dilution to 538M shares	(0.05)	(0.02)	1.04	0.97
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.11	—	—	0.11
Regulatory charges	0.01	0.03	—	0.04
Debt redemption costs	—	—	—	—
Tax reform	0.06	0.01	0.18	0.25
Exit of competitive generation	—	—	4.83	4.83
Total Special Items	$0.13	$0.02	$6.05	$6.20
4Q 2017 Operating Earnings (Loss) Per Share (Non-GAAP) (538M fully diluted shares)	$0.48	$0.18	$(0.08)	$0.58

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018 (538M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% and 35% to 42% in the fourth quarter of 2018 and 2017, respectively.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    28

FirstEnergy Corp.
Earnings Per Share (EPS) Reconciliations
(In millions, except per share amounts)

Reconciliation of GAAP to Operating (Non-GAAP) Earnings
(In millions, except per share amounts)

				FirstEnergy
	Regulated	Regulated	Corporate /	Corp.
Year Ended December 31, 2018	Distribution	Transmission	Other	Consolidated

2018 Net Income (Loss) attributable to Common Stockholders (GAAP)	$1,242	$397	$(658)	$981

2018 Basic Earnings (Loss) Per Share (avg. shares outstanding 492M)	$2.53	$0.81	$(1.35)	$1.99
Excluding Special Items:
Impact of full dilution to 538M shares	(0.22)	(0.07)	0.81	0.52
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.15	—	0.04	0.19
Regulatory charges	(0.20)	—	—	(0.20)
Debt redemption costs	0.01	—	0.21	0.22
Tax reform	0.04	—	—	0.04
Exit of competitive generation	0.10	—	(0.27)	(0.17)
Total Special Items	$(0.12)	$(0.07)	$0.79	$0.60
2018 Operating Earnings (Loss) Per Share (Non-GAAP) (538M fully diluted shares)	$2.41	$0.74	$(0.56)	$2.59

				FirstEnergy
	Regulated	Regulated	Corporate /	Corp.
Year Ended December 31, 2017	Distribution	Transmission	Other	Consolidated

2017 Net Income (Loss) attributable to Common Stockholders (GAAP)	$916	$336	$(2,976)	$(1,724)

2017 Basic Earnings (Loss) Per Share (avg. shares outstanding 444M)	$2.06	$0.76	$(6.70)	$(3.88)
Excluding Special Items:
Impact of full dilution to 538M shares	(0.36)	(0.13)	1.17	0.68
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	0.11	—	—	0.11
Regulatory charges	0.04	0.04	—	0.08
Debt redemption costs	—	—	0.01	0.01
Tax reform	0.06	0.01	0.18	0.25
Exit of competitive generation	—	—	4.92	4.92
Total Special Items	$(0.15)	$(0.08)	$6.28	$6.05
2017 Operating Earnings (Loss) Per Share (Non-GAAP) (538M fully diluted shares)	$1.91	$0.68	$(0.42)	$2.17

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018 (538M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% and 35% to 42% in the years 2018 and 2017, respectively.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    29

FirstEnergy Corp.
Earnings Per Share (EPS) Reconciliations
(In millions, except per share amounts)

Reconciliation of 4Q 2017 Operating EPS to as previously reported in 2017

FirstEnergy
Corp.
Three Months Ended December 31, 2017	Consolidated

4Q 2017 Net Income Attributable to Common Stockholders (GAAP)	$(2,499)

4Q 2017 Basic EPS (avg. shares outstanding 445M)	$(5.62)
Excluding Special Items as reported in 4Q 2017:
Mark-to-market adjustments -
Pension/OPEB actuarial assumptions	0.19
Other	0.03
Regulatory charges	0.05
Asset impairment/Plant exit costs	3.38
Tax reform	2.68
Total Special Items	6.33

4Q 2017 Operating EPS (Non-GAAP) as reported in 2017	0.71

Remove Competitive Energy Services Operating Earnings	(0.04)

4Q 2017 Operating EPS (Non-GAAP) without competitive energy services operating earnings	0.67

Impact of full dilution to 538M shares	(0.09)

4Q 2017 Operating EPS (Non-GAAP) (538M fully diluted shares)	$0.58

Reconciliation of 2017 Operating EPS to as previously reported in 2017

FirstEnergy
Corp.
Twelve Months Ended December 31, 2017	Consolidated

2017 Net Income Attributable to Common Stockholders (GAAP)	$(1,724)

2017 Basic EPS (avg. shares outstanding 444M)	$(3.88)
Excluding Special Items as reported in 2017:
Mark-to-market adjustments -
Pension/OPEB actuarial assumptions	0.19
Other	0.12
Trust securities impairment	0.02
Regulatory charges	0.10
Asset impairment/Plant exit costs	3.83
Debt redemption costs	0.01
Tax reform	2.68
Total Special Items	6.95

2017 Operating EPS (Non-GAAP) as reported in 2017	3.07

Remove Competitive Energy Services Operating Earnings	(0.46)

2017 Operating EPS (Non-GAAP) without competitive energy services operating earnings	2.61

Impact of full dilution to 538M shares	(0.44)

2017 Operating EPS (Non-GAAP) (538M fully diluted shares)	$2.17

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Consolidated Report to the Financial Community - 4th Quarter 2018                    30

2018/2017 Special Item Descriptions

•	Regulatory charges - Primarily reflects the impact of regulatory agreements or orders requiring certain commitments and/or disallowing the recoverability of costs, net of related credits.

•
Mark-to-market adjustments - Pension/OPEB actuarial assumptions - Reflects the change in fair value of plan assets and net actuarial gains and losses associated with the company's pension and postemployment benefit plans.

•
Exit of competitive generation - Primarily reflects charges or credits resulting from the exit of competitive operations, including the impact of deconsolidating FES, its subsidiaries and FENOC, following their voluntary petitions for bankruptcy protection on March 31, 2018.

•	Debt redemption costs - Primarily reflects costs associated with the redemption and early retirement of debt and amendments to revolving credit facilities.

•	Tax reform - Primarily reflects charges and credits resulting from the Tax Cuts and Jobs Act.

•
Impact of full dilution to 538M shares - Represents the dilutive impact of increasing weighted average shares outstanding to 538 million to reflect the full impact of share dilution from the $2.5 billion equity issuance in January 2018, including preferred dividends and conversion of preferred stock to common shares.

◦
In the Corporate / Other segment, this includes the addback of preferred share dividends of $10 million and $71 million in the fourth quarter and full year 2018, respectively, and non-cash deemed dividends for the amortization of the beneficial conversion feature of $296 million during the full year 2018.  These amounts are considered a deduction to arrive at Net Income (loss) attributable to Common Stockholders under GAAP, and are added back to the calculation of Operating (Non-GAAP) earnings given the assumption that all preferred stock is converted.

Note: Special items represent charges incurred or benefits realized, including share dilution, that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    31

Recent Developments

Financial Matters
Dividend
On November 9, 2018, the Board of Directors of FE declared a quarterly dividend of $0.38 cents per share of outstanding common stock payable on March 1, 2019, to shareholders of record at the close of business on February 7, 2019. This represents an increase of 6 percent compared to previous quarterly payments of $0.36 per common share paid by the company since 2014.
In addition, the Board of Directors of FE also approved a dividend policy that reflects the company's confidence in its growth initiatives. The new policy includes a targeted payout ratio of 55% to 65% of the company's Operating (non-GAAP) earnings.

Financing Activities
On November 2, 2018, The Cleveland Electric Illuminating Company (CEI) issued $300 million of 4.55% senior notes due 2030.  Proceeds were used to retire $300 million of CEI’s 8.875% first mortgage bonds at maturity on November 15, 2018.
On January 10, 2019, Metropolitan Edison Company (ME) issued $500 million of 4.30% senior notes due 2029.  Proceeds from the issuance of the senior notes were used to refinance existing indebtedness, including ME's 7.7% senior notes due January 15, 2019, and borrowings outstanding under the FE regulated utility money pool, to fund capital expenditures, and for other general corporate purposes.
On February 8, 2019, Jersey Central Power & Light Company (JCP&L) issued $400 million of 4.30% senior notes due 2026.  Proceeds from the issuance of the senior notes were used to refinance existing indebtedness, including amounts outstanding under the FE regulated utility money pool incurred in connection with the repayment at maturity of JCP&L’s 7.35% senior notes due 2019.

Pension Contribution
On February 1, 2019, FE made a voluntary cash contribution of $500 million to the qualified pension plan. As a result of the voluntary contribution, FE expects no required contributions through 2021.

Fitch Ratings (Fitch) Actions
On November 5, 2018, Fitch revised the outlook on FE and its subsidiaries to positive from stable, updated Allegheny Generating Company's (AGC) rating to BBB- from B+ to reflect its new ownership structure as a wholly owned subsidiary of Monongahela Power Company (MP) and affirmed FE and all other subsidiary ratings.

S&P Global Ratings (S&P) Actions
On November 16, 2018, S&P updated AGC's rating to BBB- from B+ to reflect its new ownership structure as a wholly owned subsidiary of MP and revised the outlook on AGC to stable from credit watch.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    32

Regulatory Matters

Ohio Tax Reform and Grid Modernization Settlement
On November 9, 2018, FE's Ohio Companies (Ohio Edison Company, CEI and The Toledo Edison Company) filed a settlement agreement that provides for more than $500 million of grid modernization investments and for all tax savings associated with the Tax Cut and Jobs Act to flow back to customers. On January 25, 2019, FE's Ohio Companies filed a supplemental settlement that broadened support for the settlement agreement by including additional customer benefits and protections. The agreement has broad support, including the Public Utilities Commission of Ohio (PUCO) Staff and representatives of residential, industrial, and commercial customers, environmental advocates, hospitals, competitive generation suppliers and other parties.

Ohio Distribution Modernization Rider (Rider DMR) Extension Filing
On February 1, 2019, FE's Ohio Companies filed with the PUCO an application for a two-year extension of Rider DMR. The application requests continuation under the current terms and conditions of Rider DMR. Beginning in January 2020, if approved, the rider will allow collection of $132.5 million annually, after tax, in 2020 and 2021.

Potomac Edison-Maryland Base Rate Case
On January 28, 2019, base rate case hearings for Potomac Edison-Maryland concluded.  A decision by the Maryland Public Service Commission is expected by the end of the first quarter of 2019.

JCP&L Reliability Plus
On January 23, 2019, the New Jersey Board of Public Utilities granted JCP&L's request to temporarily suspend the procedural schedule while settlement discussions continue.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    33

Forward-Looking Statements: This Consolidated Report to the Financial Community includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available. Unless the context requires otherwise, as used herein, references to “we,” “us,” “our,” and “FirstEnergy” refer to FirstEnergy Corp. Forward-looking statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations, and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to successfully execute an exit from commodity-based generation; the risks associated with the Chapter 11 bankruptcy proceedings involving FirstEnergy Solutions Corp. (FES), its subsidiaries, and FirstEnergy Nuclear Operating Company (FENOC) (FES Bankruptcy) that could adversely affect FirstEnergy, FirstEnergy’s liquidity or results of operations, including, without limitation, that conditions to our settlement agreement with respect to the FES Bankruptcy settlement agreement may not be met or that such settlement agreement may not be otherwise consummated, and if so, the potential for litigation and payment demands against us by FES, FENOC or their creditors; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, our strategy to operate and grow as a fully regulated business, to execute our transmission and distribution investment plans, to continue to reduce costs through FE Tomorrow, which is the FirstEnergy initiative launched in late 2016 to identify our optimal organization structure and properly align corporate costs and systems to efficiently support FirstEnergy as a fully regulated company going forward, and other initiatives, and to improve our credit metrics, strengthen our balance sheet and grow earnings; legislative and regulatory developments at the federal and state levels, including, but not limited to, matters related to rates, compliance and enforcement activity; economic and weather conditions affecting future operating results, such as significant weather events and other natural disasters, and associated regulatory events or actions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers' demand for power, including, but not limited to, the impact of state and federal energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes to federal and state environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make additional contributions sooner, or in amounts that are larger, than currently anticipated; the risks associated with the decommissioning of the retired nuclear facility owned by FirstEnergy subsidiaries; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; labor disruptions by the unionized workforce of FirstEnergy subsidiaries; changes to significant accounting policies; any changes in tax laws or regulations, including the Tax Cuts and Jobs Act, adopted December 22, 2017, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; and the risks and other factors discussed from time to time in FirstEnergy’s Securities and Exchange Commission (SEC) filings. Dividends declared from time to time on FirstEnergy’s common stock, and thereby on FirstEnergy’s preferred stock, during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy’s SEC filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, together with any subsequent Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

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Consolidated Report to the Financial Community - 4th Quarter 2018                    34